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                                                                    Exhibit 10.2

                          CENTOCOR DIAGNOSTICS, INC.

                     1997 NON-QUALIFIED STOCK OPTION PLAN

1.   OBJECTIVES
     ----------

     The objectives of this Plan are to assist Centocor Diagnostics, Inc.
(the "Company") in attracting and retaining qualified employees and to promote the identification of such employees' interests with those of the Company's shareholders.

2.   DEFINITIONS
     -----------

     "Board" shall mean the Board of Directors of the Company.
     "Corporate Event" shall mean an occurrence in which the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation.

     "Date of Grant" in relation to an Option granted under the Plan shall mean the date on which the Board or the Committee grants that Option.

     "Eligible Employee" shall mean an officer (who may also be a director) or an employee regularly employed on a salaried basis by the Company or any Subsidiary of the Company.

     "Exercise" in respect of any Option shall mean the delivery by the Optionee to the Company of (a) a written notice of exercise of Options as to a specified number of Shares; and (b) the payment of the option exercise price for such Shares.

     "Option" shall mean a right to purchase Shares, granted pursuant to the Plan.

     "Optionee" shall mean a person holding an Option which has not been exercised or surrendered and has not expired or terminated.


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     "Plan" means this 1997 Non-Qualified Stock Option Plan, as it may be amended from time to time.

     "Shares" shall mean shares of Class A Common Stock, par value $.01 per share, of the Company.

     "Subsidiary" shall mean any corporation in which, at the time in question, the Company or Centocor, Inc., as the case may be, directly or indirectly owns at least 50% of the voting power of the outstanding capital stock.

3.   MAXIMUM NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED AND ADJUSTMENTS
     -------------------------------------------------------------------------
     IN OPTIONED SHARES
     ------------------

     The maximum number of Shares for which Options may be granted hereunder is 1,400,000 Notwithstanding any other provisions of the Plan to the contrary, the number of Shares subject to Option, the number of Shares previously optioned and not theretofore delivered, and the option price per Share shall be appropriately adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. Shares for which Options have expired or terminated or have been surrendered or canceled prior to exercise may again be available under the Plan.


4.   ADMINISTRATION AND INTERPRETATION
     ---------------------------------

     This Plan shall be administered by the Board or a committee of the Board (the "Committee"), which shall be composed solely of that number of "non-employee" members of the Board, designated by the Board, required by applicable federal tax and securities regulations. The Board and the Committee may each make such rules and establish such procedures as each deems appropriate for the administration of this Plan. Notwithstanding anything to the contrary set forth

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in the Plan; any authority granted to the Committee may be exercised at any time and from time to time by the Board at its election. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Board shall be final and binding upon all persons in interest.

5.   GRANTING OF OPTIONS
     -------------------

     The Committee is authorized to grant Options to selected Eligible Employees pursuant to this Plan. The number of Shares subject to Options, if any, granted in each year, the Eligible Employees to whom Options are granted, the vesting of the Options granted and the number of Shares subject to Options granted to each Eligible Employee shall be wholly within the discretion of the Committee, subject to the limitation that no Options shall be granted (notwithstanding any other provisions of this Plan to the contrary) later than ten years after the date this Plan is adopted by the Board, or the date this Plan is approved by the shareholders of the Company, whichever is earlier.

6.   TERMS OF OPTIONS
     ----------------

     Subject to the limitation prescribed in Section 5 above, the Options granted under this Plan shall be on the terms stated in Subsections 6(a) through 6(h) below. The Committee may specify additional terms not inconsistent with this Plan by rules of general application or by specific direction in connection with a particular group of Options.

          (a) The option exercise price shall be fixed by the Board or the Committee but shall not be less than 100% of the fair market value of the underlying Shares on the Date of Grant.

          (b) The option exercise price shall be payable in cash, obligations, services performed whether or not contracted for, services to be performed or any other tangible or intangible

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property (which, if shares of stock of the Company, shall have a fair market value on the date of exercise equal to the option exercise price and, if the Optionee is an "officer" of the Company, as such term is defined in Rule 16a-1(f) of Securities Exchange Act of 1934 (hereinafter, an "Officer"), the surrender of the shares of stock of the Company in connection with the exercise shall have been approved in advance by the Committee or the Board) or any combination thereof, to the extent permitted by Pennsylvania law. If the option exercise price shall be payable other than in cash and/or shares, or the Committee shall approve such consideration prior to exercise and reasonably determine the value of such consideration, which determination shall be conclusive.

          (c) The Options shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Optionee's lifetime, only by him.

          (d) The Options shall expire ten years after the date of grant, unless an earlier date is fixed by the Committee.

          (e) The Options shall terminate and may not be exercised if the Optionee ceases to be an employee of the Company, a Subsidiary of the Company, Centocor, Inc. or any Subsidiary of Centocor, Inc., except to the extent provided in Section 8 below.

          (f) If the Company is succeeded by another company because of a Corporate Event, the surviving or resulting company shall substitute new options for the outstanding Options. In determining the substitution of options, the Optionee shall be regarded as if the Optionee had been the holder of record of the number of Shares that were subject to Options immediately prior to the Corporate Event. The Optionee shall be entitled upon the exercise of such new options to receive such securities of the surviving or resulting corporation as the Board of Directors of such corporation shall determine to be equivalent, as nearly as practicable, to the nearest whole number

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and class of shares of stock or other securities to which the Optionee would have been entitled under the terms of the agreement governing the Corporate
Event.

          (g) All Options granted to Officers of the Company shall provide that such Options will become fully exercisable, notwithstanding any vesting schedule for such Options, upon (i) shareholder approval of any reorganization, merger or consolidation of the Company, (ii) the sale by the Company of substantially all of its assets or (iii) the acquisition of in excess of 50% of the voting power represented by the issued and outstanding shares of the Company's capital stock by a single purchaser or group of related purchasers, in any case other than in a transaction in which the surviving corporation or the purchaser is the Company, a Subsidiary of the Company, Centocor, Inc. or a Subsidiary of Centocor, Inc.

          (h) The granting of any Option or Limited Stock Appreciation Right ("LSAR") (as described in Section 7) shall impose no obligation upon the Optionee to exercise such Option or LSAR.

7.   LIMITED STOCK APPRECIATION RIGHTS
     ---------------------------------

     Simultaneously with the grant of any Options hereunder to an Officer, LSARs with respect to all of the Shares covered by such Options shall automatically be granted. In the event of any acceleration of the exercisability of any Options pursuant to Subsection 6(g) of the Plan, the Optionee shall have the right, for a period commencing on acceleration of the Options and terminating thirty days thereafter, to exercise the LSAR. Upon the exercise of any LSAR, the Optionee shall receive from the Company for each Share for which a LSAR is exercised, an amount in cash equal to the difference between the option exercise price per Share of the Options to which the LSAR relates and the per share fair market value of the Shares issuable upon exercise of such

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Options on the date the LSAR is exercised.  When a LSAR is exercised, the Option to which it relates will cease to be exercisable to the extent of the number of Shares with respect to which the LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of Shares for which Options may be granted hereunder.

8.   EXERCISE RIGHTS UPON TERMINATION OF EMPLOYMENT
     ----------------------------------------------

          (a) If an Optionee becomes disabled, as defined below, he may exercise his Options within one year after the date of disability, but in no event later than the date on which the Options would have expired if the Optionee had not become disabled. During such period the Options may be exercised only to the extent that the Optionee was entitled to do so at the date of disability. To the extent the Options are not so exercised, the Options shall expire at the end of such period. For purposes of this Subsection 8(a), an Optionee shall be deemed to be "disabled" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of more than twelve months. The Company reserves the right to require the Optionee to provide medical evidence of such disability.

          (b) If an Optionee dies during a period in which he is entitled to exercise any Options (including the period referred to in Subsection 8(a) above), the Options shall terminate one year after the date of death, but in no event later than the date on which any Options would have expired if the Optionee had lived. During such period the Options may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Options directly from the Optionee by bequest or inheritance. The Options may only be exercised

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to the extent that the Optionee was entitled to do so at the date of death and, to the extent the Options are not so exercised, the Options shall expire at the end of such period.

          (c) If an Officer of the Company ceases to be an employee of the Company, a Subsidiary of the Company, Centocor, Inc. or a Subsidiary of Centocor, Inc., he or she may exercise Options granted hereunder for a period not to exceed six months after the date of such termination, but in no event later than the date on which any Options would have expired if the Optionee had remained an employee of the Company, a Subsidiary of the Company, Centocor, Inc. or a Subsidiary of Centocor, Inc. During such period the Options may be exercised only to the extent that the Optionee was entitled to do so on the date of termination of employment and, to the extent the Options are not so exercised, the Options shall expire at the end of such six-month period. The Optionee shall not have the right to exercise any Options, and any Options held by the Optionee shall terminate immediately, if the Optionee's employment was terminated for "cause." Termination for "cause" shall include theft; falsification of records; fraud; embezzlement; gross negligence or willful misconduct; causing the Company to violate any federal, state or local law, or administrative regulation or ruling having the force and effect of law; insubordination; conflict of interest; diversion of corporate opportunity; or conduct that results in publicity that reflects unfavorably on the Company.

9.   ADDITIONAL REQUIREMENTS
     -----------------------

     Upon the exercise of any Options granted hereunder the Committee may require the Optionee to deliver the following:

          (a) A written statement that the Optionee (or such other person) is purchasing the Shares for investment and not with a view toward their distribution or sale and will not sell or

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transfer any shares received upon the exercise of the Options except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws;

          (b) Evidence reasonably satisfactory to the Company that at the time of exercise the Optionee (or such other person) meets such other requirements as the Committee may determine; including but not limited to compliance with the provisions of Section 15 of the Plan; and

          (c) Evidence reasonably satisfactory to the Company that at the time of exercise, the exercise of the Options by the Optionee (or such other person) and the delivery of Shares upon exercise by the Company comply with all applicable federal and state securities laws.

10.  COMMON STOCK SUBJECT TO OPTIONS
     -------------------------------

     The Shares issuable upon exercise of Options granted hereunder may be unissued shares or treasury shares, including shares bought on the open market. The Company at all times during the term of this Plan shall reserve for issuance the number of Shares issuable upon exercise of Options granted hereunder.


11.  COMPLIANCE WITH GOVERNMENTAL AND OTHER REGULATIONS
     --------------------------------------------------

     The Company will not be obligated to issue and sell the Shares issued pursuant to Options granted hereunder if, in the opinion of its counsel, such issuance and sale would violate any applicable federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Shares issuable upon exercise of any Options granted hereunder. Inability of the Company to obtain from any such regulatory commission or agency authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares upon exercise of any Options granted hereunder shall

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relieve the Company from any liability for failure to issue and sell such Shares until the time when such authority is obtained or is obtainable.

12.  NONASSIGNMENT OF OPTIONS
     ------------------------

     Except as otherwise provided in Subsection 6(c) above, any Options granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Options, rights or privileges contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Options, rights or privileges, such Options and the rights and privileges conferred hereby shall immediately terminate.

13.  RIGHTS OF OPTIONEE IN STOCK
     ---------------------------

     Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares issuable upon exercise of any Options granted hereunder unless and until such Shares are issued to him or them.

14.  DELIVERY OF SHARES ISSUED PURSUANT TO OPTIONS
     ---------------------------------------------

     Subject to the other terms and conditions of this Plan, upon the exercise of any Options granted hereunder, the Company shall sell to the Optionee the Shares with respect to which the Options have been exercised.


15.  WITHHOLDING OF APPLICABLE TAXES
     -------------------------------

     The Company shall have the right to reduce the number of Shares otherwise required to be issued upon exercise of any Options granted hereunder by an amount that would have a fair market

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value on the date of such exercise equal to all federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling. In connection with such withholding, the Company may make any such arrangements as are consistent with this Plan as it may deem appropriate.

16.  PLAN AND OPTIONS NOT TO AFFECT EMPLOYMENT
     -----------------------------------------

     Neither this Plan nor any Options granted hereunder shall confer upon any Eligible Employee any right to continue in the employ of the Company, a Subsidiary of the Company, Centocor, Inc. or a Subsidiary of Centocor, Inc.

17.  AMENDMENT OF PLAN
     -----------------

     The Board may make any amendments to the Plan that it deems necessary or advisable, provided that the Board may seek shareholder approval of an amendment if it is determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company's stock is listed or quoted or other applicable law or regulation.

18.  NOTICE
     ------

     Any notice required or permitted hereunder shall be sufficiently given only if hand delivered, sent by registered or certified mail or by overnight delivery service, postage prepaid, addressed to the Company, 244 Great Valley Parkway, Malvern, Pennsylvania 19355, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

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19.  SUCCESSORS
     ----------
     The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

20.  SEVERABILITY
     ------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

21.  TERMINATION OF THE PLAN
     -----------------------

     The Board may terminate this Plan at any time; otherwise this Plan shall terminate ten years after it is approved by the Board. Termination of the Plan shall not deprive Optionees of their rights under previously granted Options.

22.  GOVERNING LAW
     -------------

     This Plan shall be governed by the internal laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles, except to the extent superseded by federal law.

23.  EFFECTIVE DATE OF PLAN
     ----------------------

     This Plan shall become effective when it is approved by the Board, but the grant of any Options hereunder is subject to the express condition that within twelve months after the date on which the Plan is adopted by the Board, the Plan is approved by the shareholders of the Company.

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